                                                               Exhibit 10(b)
                                                               -------------

                               EXECUTION COPY



                             PROTOCOL AGREEMENT

                  THIS PROTOCOL AGREEMENT, dated as of July 1, 2002 (this "Protocol Agreement"), by and among Pharmacia Corporation, a Delaware
 ------------------
corporation, Solutia Inc., a Delaware corporation ("Solutia"), and Monsanto
                                                    -------
Company, a Delaware corporation.

                            W I T N E S S E T H:

                  WHEREAS, Former Monsanto (as defined below) and Solutia are parties to that certain Distribution Agreement, dated as of September 1, 1997 (the "Distribution Agreement"), which was entered into in connection
           ----------------------
with the distribution of the common stock of Solutia to the stockholders of Former Monsanto (the "Solutia Distribution");
                      --------------------

                  WHEREAS, pursuant to the Distribution Agreement, among other things, Former Monsanto assigned and transferred the Chemical Assets (as defined in the Distribution Agreement) to Solutia and Solutia assumed all of the Chemical Liabilities (as defined in the Distribution Agreement) of Former Monsanto;

                  WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of December 19, 1999 (the "Merger Agreement"), by and among
                                            ----------------
the former Monsanto Company (which is the Delaware corporation identified in the introductory paragraph of this Protocol Agreement as "Pharmacia Corporation" and which is referred to herein as either "Former Monsanto" or
                                                        ---------------
"Pharmacia," as the context requires), MP Sub, Incorporated ("Merger Sub")
 ---------                                                    ----------
and Pharmacia & Upjohn, Inc. ("PNU"), the parties agreed that Merger Sub
                               ---
would be merged with and into PNU with PNU surviving as a wholly owned subsidiary of Former Monsanto in the merger (the "Merger");
                                                  ------

                  WHEREAS, on February 9, 2000, the new Monsanto Company (which is the Delaware corporation identified in the introductory paragraph of this Protocol Agreement as "Monsanto Company" and which is referred to herein as either "New Monsanto" or "Monsanto") was incorporated as a wholly
                  ------------      --------
owned subsidiary of Former Monsanto under the name "Monsanto Ag Company;"

                  WHEREAS, on March 31, 2000, (i) the Merger was effective,
(ii) Former Monsanto changed its name from "Monsanto Company" to "Pharmacia Corporation," and (iii) New Monsanto changed its name from "Monsanto Ag Company" to "Monsanto Company;"

                  WHEREAS, on September 1, 2000, New Monsanto and Pharmacia entered into certain agreements, including that certain Separation Agreement, dated as of September 1, 2000 (the "Separation Agreement"),
                                               --------------------
pursuant to which, among other things, Pharmacia assigned and transferred certain assets related to its chemicals and agricultural businesses and certain other assets to New Monsanto and New Monsanto assumed certain liabilities relating thereto and all liabilities that were assumed by Solutia or any of its subsidiaries in connection with the Solutia Distribution to the extent that Solutia fails to pay, perform or discharge such liabilities;

                  WHEREAS, on or about October 23, 2000, New Monsanto completed an initial public offering of its common stock in which New Monsanto sold approximately 15% of its issued and outstanding shares of common stock to the public;

                  WHEREAS, Pharmacia currently owns approximately 84% of the issued and outstanding shares of common stock of New Monsanto;

                  WHEREAS, Pharmacia has announced its intention to distribute its entire ownership interest in New Monsanto to the stockholders of Pharmacia or could take some other action that will result in Pharmacia no longer controlling New Monsanto (a "Possible Disposition"); and
                                       --------------------

                  WHEREAS, simultaneously with the execution of this Protocol Agreement, (i) the parties hereto entered into a certain Amendment to the Distribution Agreement (the "Distribution Agreement Amendment")
                                    --------------------------------
pursuant to which the assignment from Pharmacia to New Monsanto of certain assets and liabilities contemplated pursuant to the Separation Agreement (including the Distribution Agreement) was effectuated and the relationship among the parties was preserved as nearly as possible with the original intent and terms of the Distribution Agreement and (ii) Pharmacia and New Monsanto entered into that certain First Amendment to the Separation Agreement (the "Separation Agreement Amendment") subject to New Monsanto
                ------------------------------
obtaining approval thereof from the Special Committee of its Board of Directors ("New Monsanto Special Committee");
            ------------------------------

                  WHEREAS, pursuant to the Distribution Agreement, as amended by the Distribution Agreement Amendment (the "Amended Distribution
                                                      --------------------
Agreement"), Solutia agreed, among other things, to indemnify, defend and
---------
hold harmless the Monsanto Group (as defined in the Amended Distribution Agreement) from and against all Chemical Liabilities;

                  WHEREAS, pursuant to its obligations under the Amended Distribution Agreement, Solutia has agreed to and has been defending Pharmacia in connection with Sabrina Abernathy, et al. v. Monsanto Company, et al., Case No. CV01832 (the "Litigation");
                               ----------

                  WHEREAS, a jury verdict has been returned in the Litigation with respect to the liability of Solutia and Pharmacia with respect to certain claims at issue in the Litigation and proceedings have commenced to determine the jury's verdict of damages on account of such liability;

                  WHEREAS, pursuant to the Amended Distribution Agreement, Solutia is obligated, among other things, to post a bond in the Litigation in order to stay execution of any judgment against Solutia and/or Pharmacia pending appeal of any judgment (each, an "Appeal");
                                          ------

                  WHEREAS, Solutia has requested that Pharmacia commit to posting a bond required to stay execution of any judgment in the Litigation pending an Appeal;

                  WHEREAS, Pharmacia is willing to use commercially reasonable efforts to post a bond sufficient to stay the execution of any judgment against Pharmacia and/or Solutia in the Litigation pending any Appeal, upon the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

                  Section 1. Each capitalized term used in this Protocol Agreement and not otherwise defined herein shall have the meaning ascribed thereto in the Amended Distribution Agreement.

                  Section 2. This Protocol Agreement is a written, signed amendment and modification of (i) the Amended Distribution Agreement, in satisfaction of the requirements of Section 10.06 of the Amended Distribution Agreement and (ii) only in the event that it is approved by the Monsanto Special Committee as contemplated in Section 7 below, the Amended Separation Agreement (as defined below), in satisfaction of the requirements of Section 11.07 of the Amended Separation Agreement.

                  Section 3. In the event that Solutia does not, within
5 days of any judgment, post a bond sufficient to stay the execution of any judgment rendered in the Litigation pending any Appeal, Pharmacia shall post such bond, provided that Pharmacia is able to obtain a bond upon commercially reasonable terms for a company of Pharmacia's financial conditions and resources and provided further that, as conditions precedent:
(i) Solutia and New Monsanto each promptly and fully perform all duties, fulfill all obligations and meet all requirements set forth herein; and
(ii) Solutia successfully completes the issuance and sale of Senior Secured Notes (the "Senior Notes") contemplated in Solutia's Preliminary Offering
            ------------
Memorandum dated June 18, 2002 ("POM"); and (iii) Solutia completes its
                                 ---
refinancing plan and the proceeds from the sale of the Senior Notes that will be held in escrow by SOI Funding Corp. shall have been released to Solutia (other than in connection with any redemption of the Senior Notes) as part of Solutia's refinancing plan all upon such terms and conditions substantially as described in the POM and in all material respects as described in the Final Offering Memorandum relating to the Senior Notes.

                  Section 4. Solutia shall provide immediate notice of (and in no event more than three business days after) any judgment in the Litigation that may be appealed or that may give rise to a right by a party to the Litigation to enforce such judgment against Solutia, Pharmacia or any other person or to execute such judgment against any asset of Solutia, Pharmacia or any other person.

                  Section 5. In the event Pharmacia posts a bond pursuant to
Section 3 above, and subject to Section 7 below, the following shall apply:

                           (a) Solutia shall reimburse or pay directly, and
in no event later than thirty (30) days after receipt of an invoice or bill, Pharmacia's and/or New Monsanto's Expenses (as defined hereinafter). "Expenses" means all of Pharmacia's and/or new Monsanto's out-of-pocket
 --------
expenses in connection with obtaining any bond that are incurred no earlier than forty-five (45) days before the bond is posted, including, without limitation: (i) the premium due on the bond and/or the fees charged by the provider of any bond; (ii) the fees and expenses relating to any third-party credit enhancement related to the bond; (iii) all costs and expenses of securing Pharmacia's and/or New Monsanto's obligations with respect to the bond; and (iv) fees and expenses of financial advisors and attorneys retained by Pharmacia or New Monsanto in connection with the foregoing. To the extent Solutia does not reimburse or pay directly Pharmacia's Expenses in accordance with this Section 5(a), New Monsanto shall reimburse or pay directly Pharmacia's Expenses within thirty
(30) days after the written notice of Solutia's failure to reimburse or pay such expenses.

                           (b) (i) If, pursuant to Section 3 above,
Pharmacia is able to obtain a bond sufficient to stay the execution of any judgment rendered in the Litigation pending an Appeal without providing or posting any collateral or third-party credit enhancement ("Collateral"), then Solutia, New Monsanto and Pharmacia shall have shared control over decisions to compromise or settle any and all claims at issue, or arguably at issue, in any Appeal and/or the Litigation. If under this provision Solutia, New Monsanto and Pharmacia are unable to unanimously agree with respect to any decision concerning the compromise or settlement of any claim at issue, or arguably at issue, in any Appeal and/or the Litigation, then the agreement of any two of the three parties hereto shall be binding upon all parties hereto. If, pursuant to Section 3 above, Pharmacia is unable to obtain a bond sufficient to stay the execution of any judgment rendered in the Litigation pending an Appeal without providing Collateral, then control over decisions to compromise or settle any and all claims at issue, or arguably at issue, in any Appeal and/or the Litigation shall be determined pursuant to Sections 5(b)(ii)-(iv) below.

                               (ii) If, pursuant to Section 3 above,
Pharmacia is unable to obtain a bond sufficient to stay the execution of any judgment rendered in the Litigation pending an Appeal without providing Collateral, then Solutia shall have the first option to provide all Collateral necessary to obtain the bond as contemplated by Section 3 above. If Solutia exercises this option and provides all Collateral necessary for Pharmacia to post the bond, then Solutia shall have sole and exclusive right to compromise or settle on a commercially reasonable basis all claims at issue, or arguably at issue, in any Appeal and/or the Litigation and Solutia need not receive the consent or approval of Pharmacia or New Monsanto to settle all of the claims at issue, or arguably at issue, in any Appeal and/or the Litigation, provided that the settlement includes as a term thereof the delivery by the claimant(s) or plaintiff(s) to Pharmacia of a written release of Pharmacia, New Monsanto and Solutia from all liability in respect to the Litigation once payment of the settlement and fulfillment of any other obligations of the settlement have been effectuated. Solutia shall nevertheless have a duty of prior consultation with New Monsanto and Pharmacia concerning any settlement decision as set forth in Section 6 below.

                               (iii) If, pursuant to Section 3 above,
Pharmacia is unable to obtain a bond sufficient to stay the execution of any judgment rendered in the Litigation pending an Appeal without providing Collateral and Solutia does not exercise (or fails to exercise within five
(5) business days after receiving a written request from Pharmacia) its first option as set forth in Section 5(b)(ii) above, then New Monsanto shall have the second option to provide all Collateral necessary to obtain the bond as contemplated by Section 3 above. If New Monsanto exercises this option and provides all Collateral necessary for Pharmacia to post the bond, then New Monsanto shall have sole and exclusive right to compromise or settle on a commercially reasonable basis all claims at issue, or arguably at issue, in any Appeal and/or the Litigation and New Monsanto need not receive the consent or approval of Pharmacia or Solutia to settle all of the claims at issue, or arguably at issue, in any Appeal and/or the Litigation, provided that the settlement includes as a term thereof the delivery by the claimant(s) or plaintiff(s) to Pharmacia and Solutia of a written release of Pharmacia, New Monsanto and Solutia from all liability in respect to the Litigation once payment of the settlement and fulfillment of any other obligations of the settlement have been effectuated. New Monsanto shall nevertheless have a duty of prior consultation with Solutia and Pharmacia concerning any settlement strategies or decision as set forth in
Section 6 below.

                               (iv) If, pursuant to Section 3 above,
Pharmacia is unable to obtain a bond sufficient to stay the execution of any judgment rendered in the Litigation pending an Appeal without providing Collateral and neither Solutia nor Monsanto exercises (or if both fail to exercise their respective options within five (5) business days after receiving a written request from Pharmacia) its option as set forth in
Section 5(b)(ii) and (iii) above, then Pharmacia shall provide the Collateral necessary to obtain the bond as contemplated by Section 3 above. In such case, Pharmacia shall have sole and exclusive right to compromise or settle on a commercially reasonable basis any and all claims at issue, or arguably at issue, in any Appeal and/or the Litigation and need not receive the consent or approval of Solutia or New Monsanto to settle all or some of the claims at issue, or arguably at issue, in any Appeal and/or the Litigation, provided that the settlement includes as a term thereof delivery by the claimant(s) or plaintiff(s) to Solutia and New Monsanto of a written release of Pharmacia, New Monsanto and Solutia from all liability in respect to the Litigation once payment of the settlement and fulfillment of any other obligations of the settlement have been effectuated. Pharmacia shall nevertheless have a duty or prior consultation with New Monsanto and Solutia concerning any settlement strategies or decision.

                           (c) In the event that any claims at issue, or
arguably at issue, in any Appeal and/or the Litigation are settled, Solutia shall pay the full settlement amount and perform any obligations of Solutia and/or Pharmacia set forth in the settlement agreement. In the event that any claims at issue are not settled and a final, non-appealable judgment is entered against Solutia and/or Pharmacia, Solutia shall pay directly and otherwise fulfill all of Solutia's and Pharmacia's obligations pursuant to such judgment. To the extent that Solutia fails to promptly and fully meet its obligations with respect to the payment of any judgment or settlement or with respect to other obligations arising out of any settlement or judgment in any Appeal and/or the Litigation, Solutia shall enter into a consent judgment in favor of Pharmacia and New Monsanto against Solutia in the amount equal to the amount specified in the judgment or settlement minus any amount paid by Solutia in satisfaction of the judgment or settlement. To the extent that Solutia fails to promptly and fully meet its obligations with respect to the payment of any judgment or settlement or with respect to other obligations arising out of any settlement or judgment in any Appeal and/or the Litigation, New Monsanto agrees to pay, perform or discharge such liabilities and obligations when due and owing pursuant to the terms of the Separation Agreement, as amended by the Separation Agreement Amendment (the "Amended Separation Agreement"). To the extent that New Monsanto fails to
 ----------------------------
promptly and fully meet its obligations with respect to the payment of any judgment or settlement when due and owing or with respect to other obligations arising out of any settlement or judgment in any Appeal and/or the Litigation, New Monsanto shall enter into a consent judgment in favor of Pharmacia and against New Monsanto in the amount equal to the amount specified in the judgment or settlement minus any aggregate amount paid by Solutia and new Monsanto in satisfaction of the judgment or settlement.

                           (d) For purposes of any Appeal and settlement of
any Appeal only, to the extent the rights, duties, commitments and obligations set forth in this Section 5 of the Protocol Agreement and the Power of Attorney attached hereto as Exhibit A differ from or conflict with the rights, duties, commitments and obligations of the parties as set forth in the Amended Distribution Agreement or in the Amended Separation Agreement, or any power of attorney granted in connection therewith, the rights, duties, commitments and obligations in this Section 5 shall supercede and take precedent over the rights, duties, commitments and obligations set forth in the Amended Distribution Agreement or the Amended Separation Agreement, or any power of attorney granted in connection therewith, as the case may be.

                           (e) In the event that Solutia files or is subject
to any voluntary or involuntary bankruptcy proceeding, Solutia's rights hereunder and Solutia's right to defend Pharmacia with respect to any Appeal and/or the Litigation and the power of attorney with respect thereto attached hereto as Exhibit A are automatically and immediately revoked. The parties further agree that consent from relief from any automatic stay under section 362 of the Untied States Bankruptcy Code is not necessary, but that should a court rule otherwise, Solutia hereby consents to the entry of an order granting relief from the stay in order to effectuate this paragraph and agrees to provide all necessary cooperation. The parties further agree that the Power of Attorney with respect to any Appeal and/or the Litigation shall be immediately revoked.

                  Section 6. The power of attorney attached as
Exhibit 4.03(e) to the Amended Distribution Agreement is hereby revoked and is of no further force or effect and is replaced by the power of attorney attached hereto as Exhibit A, which shall be executed by Pharmacia. Pursuant to the
          ---------
power of attorney attached hereto as Exhibit A, the prosecution of any Appeal and continued defense of the Litigation shall be managed by Solutia at Solutia's expense. Solutia shall report to New Monsanto and Pharmacia all material developments concerning the Litigation and any Appeal and shall provide all information and documents reasonably requested by either New Monsanto or Pharmacia. At their expense, New Monsanto and Pharmacia may associate with and advise Solutia in the prosecution of any Appeal and continued defense of the Litigation and Solutia shall allow Pharmacia and New Monsanto to consult with and advise Solutia in connection with any decision or strategy in any Appeal and the Litigation. Solutia shall also fully inform Pharmacia and New Monsanto on an immediate basis and in writing of any settlement discussions regarding the Litigation and/or any Appeal and shall, subject to Section 5(b) above, consult fully with Pharmacia and New Monsanto concerning any settlement strategies or decision.

                  Section 7. Solutia, Pharmacia and New Monsanto acknowledge and agree that this Protocol Agreement shall not be enforceable as to New Monsanto until the earlier of July 11, 2002 or the date upon which the New Monsanto Special Committee approves of the provisions of this Protocol Agreement and authorizes New Monsanto's execution of this Protocol Agreement. In the event that the New Monsanto Special Committee does not approve the provisions of, and does not authorize New Monsanto's execution of, this Protocol Agreement on or before July 11, 2002, then Solutia, Pharmacia and New Monsanto agree that New Monsanto will no longer be deemed to be a party under this Protocol Agreement and will have no rights or obligations hereunder, except that New Monsanto shall nevertheless retain the rights and obligations set forth in Section 5(b)(i) above. Furthermore, in said event, Solutia and Pharmacia agree that, except with respect to Section 5(b)(i) above: (i) all references to New Monsanto in this Protocol Agreement (as well as any related text) shall be deemed deleted; (ii) Sections 5(b)(iii), 9 and 12 of this Protocol Agreement shall be deemed to be deleted in its entirety; (iv) Section 10 of this Protocol Agreement shall be deemed amended by deleting everything after the text that reads "including, without limitation, Article IV thereof".

                  Section 8. Other than as provided herein, neither Pharmacia, New Monsanto nor Solutia has waived or compromised any of their respective rights under the Amended Distribution Agreement. In addition, the running of any limitations on the time for either Pharmacia, New Monsanto or Solutia to assert any claims related to the Litigation under the Amended Distribution Agreement is tolled until 120 days after final resolution of any Appeal.

                  Section 9. Other than as provided herein, neither Pharmacia nor New Monsanto has waived or compromised any of their respective rights under the Amended Separation Agreement. In addition, the running of any limitations on the time for either Pharmacia or New Monsanto to assert any claims related to the Litigation under the Amended Separation Agreement is tolled until 120 days after final resolution of any Appeal.

                  Section 10. Nothing herein is intended to nor shall be construed to waive or limit any of the commitments and obligations of Solutia to Pharmacia, New Monsanto or the Monsanto Group (and each of their Representatives and Affiliates) set forth in the Amended Distribution Agreement including, without limitation, Article IV thereof, or to waive or limit any commitments and obligations of New Monsanto to Pharmacia or the Pharmacia Group (and each of their Representatives and Affiliates) set forth in the Amended Separation Agreement including, without limitation, Article III thereof.

                  Section 11. Provided that Solutia promptly and fully complies with, as conditions precedent, the commitments, obligations and duties set forth above, Pharmacia and New Monsanto each agree that Solutia's failure to post a bond pending an Appeal does not constitute a breach of Solutia's commitments and obligations to Pharmacia or New Monsanto under the Amended Distribution Agreement.

                  Section 12. Provided that New Monsanto promptly and fully complies with, as conditions precedent, the commitments, obligations and duties set forth above, Pharmacia agrees that New Monsanto's failure to post a bond pending an Appeal does not constitute a breach of New Monsanto's commitments and obligations to Pharmacia under the Amended Separation Agreement.

                  Section 13. Except as otherwise agreed between New Monsanto and Pharmacia, each party hereto will pay its own costs and expenses incident to its negotiation and preparation of this Protocol Agreement, including the fees, expenses and disbursement of its counsel.

                  Section 14. This Protocol Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (other than the laws regarding choice of laws and conflicts of laws) as to all matters, including matters of validity, construction, effect, performance and remedies.

                  Section 15. This Protocol Agreement may be amended, modified or supplemented only by a written agreement signed by all of the parties hereto.

                  Section 16. This Protocol Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their successors, but neither this Protocol Agreement nor any of the rights, interests and obligations hereunder shall be assigned by any party hereto.

                  Section 17. This Protocol Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  Section 18. Any provision of this Protocol Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Each party acknowledges that money damages would be an inadequate remedy for any breach of the provisions of this Protocol Agreement and agrees that the obligations of the parties hereunder shall be specifically enforceable.



                        [SIGNATURE PAGE IS NEXT PAGE]

                  IN WITNESS WHEREOF, the parties hereto have caused this Protocol Agreement to be duly executed as of the date first above written.

                                       PHARMACIA CORPORATION,
                                       a Delaware corporation



                                       By: /s/ Richard T. Collier
                                           ------------------------------------
                                           Name:  Richard T. Collier
                                           Title: SVP & General Counsel


                                       MONSANTO COMPANY,
                                       a Delaware corporation



                                       By: /s/ Hendrick A. Verfaillie
                                           ------------------------------------
                                           Name:  Hendrick A. Verfaillie
                                           Title: Chairman and Chief Executive
                                                  Officer


                                       SOLUTIA INC.,
                                       a Delaware corporation



                                       By: /s/ Robert A. Clausen
                                           ------------------------------------
                                           Name:  Robert A. Clausen
                                           Title: Sr VP and Chief Financial
                                                  Officer

                               EXECUTION COPY

                                  EXHIBIT A


                                   FORM OF
                        POWER OF ATTORNEY: LITIGATION



KNOW ALL MEN BY THESE PRESENTS:

                  That Pharmacia Corporation, a corporation organized and existing under the laws of the State of Delaware or the applicable member of the Monsanto Group ("Pharmacia") has made, constituted and appointed and by these presents does make, constitute and appoint, Solutia Inc., a corporation organized and existing under the laws of the State of Delaware or the applicable member of the Chemicals Group ("Solutia") its true and lawful agent and attorney, for Pharmacia and in Pharmacia's name, place and stead, for all purposed with respect to Third Party Claims as to which Solutia has agreed to indemnify Pharmacia, and such claims against Third parties which continue to be held by Pharmacia in trust for Solutia, such Third Party Claims and claims against Third Parties being collectively referred to herein as "Claims"; and its attorney shall have, subject to the provisions of the Protocol Agreement, dated July 1, 2002 (the "Protocol Agreement"), to which this power of attorney is entered, full power and authorization to take all action with respect to such Claims as Pharmacia can take and which said attorney, acting through its officers or their delegates, who in each case, acting alone, in his or her sole discretion, think best, including without limitation, (i) to represent Pharmacia with respect to such Claims for so long as such Claims are unresolved; (ii) to appear in Pharmacia's name and to execute, deliver and file all pleadings, motions and other filings, at trial, on appeal, or in a proceeding, through counsel retained by Solutia or by officers of Solutia or their delegates, acting alone, or otherwise; (iii) to assert or waive any or all rights with respect to such Claims; (iv) to engage in all phases of discovery with respect to such Claims, including without limitation, to take depositions, defend depositions and propound or respond to other discovery requests, such as interrogatories or requests for production of documents; (iv) to direct and accept service of process with respect to such Claims; (v) to execute and deliver affidavits as may be necessary or desirable with respect to such Claims; (vi) to agree to and to represent Pharmacia in alternative resolution proceedings, including arbitration or mediation of Claims;
(viii) to discuss or negotiate settlement agreements and releases with Third Parties with respect to such Claims on such terms and conditions as Solutia thinks best; (ix) to execute, deliver and, if needed, file any and all settlement agreements, releases and other agreements, documents and instruments as may be required and any and all modifications thereof; and
(x) to obtain and post bonds pending appeal; hereby giving and granting to Pharmacia's said attorney full power and authority to do and perform all and every act and thing whatsoever necessary to be done in the premises as fully to all intents and purposes as Pharmacia might or could do, hereby ratifying and confirming all that its said attorney may do pursuant to this power.

                  Pharmacia hereby gives and grants to its said attorney full power and authority to do and perform all and every act and thing whatsoever necessary to be done in the premises, in order fully to carry out and effectuate the authority herein granted, as fully to all intents and purposes as Pharmacia might or could do if acting through its own officers or delegates, and Pharmacia hereby ratifies and confirms all that its said attorney may do pursuant to this power.

                  Pharmacia hereby further authorizes and empowers its said attorney to substitute and appoint in the place and stead of its said attorney, or to employ agents or sub-agents as Solutia thinks best, one or more attorney or attorneys to exercise for Pharmacia as its attorney or attorneys any and all of the powers and authorities hereby conferred; and to revoke such appointment or appointments from time to time, and to substitute or appoint any other or others in the place of such attorney or attorneys as Solutia shall from time to time think fit.

                  Unless specifically defined herein, capitalized terms shall have the meaning defined in the Distribution Agreement, as amended.

                  The term "Distribution Date" when used herein means
                            -----------------
September 1, 1997.

                  The term "Governmental Authority" when used herein means
                            ----------------------
any federal, state, local, foreign or international court, government, department, commission, board, bureau, agency, the NYSE, or other regulatory, administrative or governmental authority.

                  The term "Third Party" when used herein means any
                            -----------
individual, partnership, joint venture, corporation, trust, limited liability company, unincorporated organization or a government or any department or agency thereof other than Pharmacia or Solutia or their wholly owned direct or indirect subsidiaries or affiliates.

                  The term "Third Party Claims" when used herein means any
                            ------------------
claim, suit, arbitration, inquiry, proceeding or investigation by or before any court, any governmental or other regulatory or administrative agency or commission or any arbitration tribunal asserted by a Third Party.

                  All references in this document to "its attorney" or
                                                      ------------
"its said attorney" or "its true and lawful attorney," or similar designations
 -----------------      ----------------------------
shall refer to Solutia Inc. [or the appropriate member of the Chemicals
Group] and each and every person to whom Solutia delegates such power and also to each and every substitute or successor attorney-in-fact appointed under the terms of this instrument as herein provided.

                  All references in this document to "its attorney" or
                                                      ------------
"its said attorney" or "its true and lawful attorney," or similar designations
 -----------------      ----------------------------
shall refer not only to Solutia or its delegates but also to each and every substitute or successor attorney-in-fact appointed under the terms of this instrument as herein provided.

                  In the event that Pharmacia posts a bond as contemplated in the Protocol Agreement, this power of attorney shall automatically terminate without notice, provided, however, this power of attorney may be renewed for additional thirty (30) day periods at the written request of Pharmacia.

                  All persons dealing with Pharmacia's said attorney shall be protected in relying upon a copy of this instrument and shall be protected in relying upon the written certificate of

Solutia as to the Claims which are the subject of this power of attorney, the identity and authority or its officers, their delegates and any substitute or successor appointed pursuant to the terms hereof, and/or as to whether any of the persons authorized to act hereunder is unavailable so to act, so as to authorize some other person to act hereunder, and Pharmacia hereby declares that as against it and all persons claiming under it everything which its attorney shall do or cause to be done pursuant hereto shall be valid and effectual in favor of any person claiming the benefit hereof who at the time of the doing thereof shall have relied upon any such certification made by Solutia. If required by applicable law or if Solutia desires for any reason to do so, an executed copy of this Power of Attorney shall be filed for record with the Governmental Authority wherein the Claim is pending or such other place as required by law or whether Solutia thinks best. Pharmacia authorizes Solutia to make all such filings.

                  This instrument may be executed in any number of counterparts, and all of said counterparts shall constitute but one and the same instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and seal
this       day of                     , 2002.
     -----        --------------------


                                            PHARMACIA CORPORATION



                                            -----------------------------------
                                            By:
                                            Title:


ATTEST:



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

STATE OF NEW JERSEY        )
                           )
COUNTY OF                  )
          ----------------


                  On this       day of                  , 2002, before me
                          -----        -----------------
the undersigned, a Notary Public, in and for the County and State aforesaid,
personally appeared                                , to me known to be the
                    -------------------------------
person described in and who executed the foregoing instrument, and acknowledged that he/she executed the same as his/her free act and deed.

                  IN TESTIMONY WHEREOF, I have hereunto set my hand and
affixed my official seal in                   , the day and year last above
                            ------------------
written.



                               ------------------------------------------------
                               Notary Public in and for said County and State

My Commission expires:


-----------------------------








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